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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts", and to the use of our report dated February 11, 2000, included in Amendment No. 3 to the Registration Statement (Form S-2 No. 333-45278) and related prospectus of FTI Consulting, Inc. for the registration of 4,874,850 shares of its common stock.

                                                     /s/ Ernst & Young LLP


Baltimore, Maryland
October 16, 2000